Rule 497(e)
                                                       Registration No. 33-81748

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                              DJG VALUE EQUITY FUND

                       SUPPLEMENT DATED NOVEMBER 12, 1996
              TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED SEPTEMBER 3, 1996

         This  Supplement  is  provided  to  update,   and  should  be  read  in
conjunction with the information provided in the Prospectus and Statement of Additional Information.

         Effective November 11, 1996, The Bank of New York ("BONY") became the successor Custodian for the OFFITBANK DJG Value Equity Fund. The principle address of BONY is 48 Wall Street, New York, New York 10286.

         Effective November 16, 1996, BISYS Fund Services, Inc. ("BISYS") became the successor Transfer Agent to Furman Selz LLC. BISYS' principle place of business is 3435 Stelzer Road, Columbus, Ohio 43219. BISYS will perform the same services as Furman Selz LLC, at the identical fees. All references to Furman Selz LLC as Transfer Agent in the Prospectus shall refer to BISYS.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "HOW THE COMPANY VALUES ITS
SHARES"

         The net asset value per share for each class of shares of each Fund is calculated at 4:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading.